AMENDMENT NO. 5 dated as of September 10, 2008 (this “Amendment”) to the Five-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 28, 2005, among TYSON FOODS, INC., a Delaware corporation (the “Borrower”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”); MERRILL LYNCH BANK USA, as syndication agent; SUNTRUST BANK, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH and BNP PARIBAS, as documentation agents; and COBANK, ACB and U.S. AGBANK, FCB, as co-documentation agents.

A.Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended to replace the reference therein to “Category 6” with a reference to “Category 4”; to replace each reference in the Credit Agreement to “Index Debt” with a reference to “Index Rating”; and to replace the grid contained therein with the following:

Index Ratings:	Reference Rate Spread	Eurodollar Spread and L/C Participation Fee	Facility Fee Rate
Category 1 Greater than or equal to Baa3 / BBB-	0.550%	1.550%	0.200%
Category 2 Ba1 / BB+	0.700%	1.700%	0.300%
Category 3 Ba2 / BB	1.150%	2.150%	0.350%

2

Category 4 Less than Ba2 / BB	1.550%	2.550%	0.450%

(b) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended to insert in clause (i) thereof immediately after the word “period” the phrase “plus any amount deducted from Consolidated Interest Expense for such period pursuant to clause (b) of the definition of Consolidated Interest Expense”; and to replace the “and” immediately preceding clause (vi) with a comma and to insert immediately preceding the word “minus” the phrase “and (vii) the net income attributable to minority interests in Subsidiaries that have outstanding Indebtedness that is included in Indebtedness for Borrowed Money”.

(c) The definition of “Consolidated Interest Expense” in Section 1.01 of the Credit Agreement is replaced with the following definition:

“‘Consolidated Interest Expense’ means, for any period, (a) the interest expense (including imputed interest expense in respect of capital lease obligations) of the Borrower and its consolidated Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, minus (b) the interest income of the Transferor (as defined under the Receivables Facility) in respect of the Term-out Period Accounts (as defined under the Receivables Facility) for such period.”

(d) The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is amended to add at the end thereof the phrase “except to the extent such net income is actually paid to the Borrower in the form of cash dividends or similar cash distributions by such Person”.

(e) Section 1.01 of the Credit Agreement is amended to delete the definition “Index Debt” and to replace the definition of “Index Rating” with the following definition:

“‘Index Rating’ means the actual or implied rating as most recently assigned by Moody’s or S&P, as the case may be, to the credit facility established by this Agreement or, if no such rating shall be in effect, the actual or implied rating as most recently assigned by Moody’s or S&P, as the case may be, to the Borrower’s senior, unsecured, non-credit enhanced long-term Indebtedness for borrowed money.”

(f) The definition of “Indebtedness for Borrowed Money” in Section 1.01 of the Credit Agreement is amended to insert immediately after the reference to “Receivables Facility” the phrase “(less, at any time, the aggregate amount of the

3

Term-out Period Advances to the extent matched by the aggregate amount of the Term-out Period Accounts (each as defined under the Receivables Facility))”.

(g) The definition of “Indebtedness for Borrowed Money” in Section 1.01 of the Credit Agreement is further amended to replace the proviso thereof with the following proviso:

“provided, however, that if the net proceeds of the issuance and sale of any New Notes shall be deposited at the time of such issuance and sale in a Designated Account, then that portion of the applicable Old Notes not in excess of the amounts in such Designated Account shall be excluded in computing Indebtedness for Borrowed Money until the earlier of (i) the release of such net proceeds from the Designated Account and (ii) the date that is 180 days after the date of such issuance and sale; provided further, that all New Notes will, at all times after the issuance and sale thereof, be included in computing Indebtedness for Borrowed Money.”

and in connection with such amendment the definitions in Section 1.01 of the Credit Agreement of “Designated Account”, “New Notes”, “Old Notes” and “Old Notes Trustee” are replaced with the following definitions:

“‘Designated Account’ means a deposit account established by the Borrower with the applicable Old Notes Trustee at the time of the issuance and sale of any New Notes pursuant to an irrevocable agreement satisfactory in form and substance to the Administrative Agent providing that amounts held in such account will be released solely to such Old Notes Trustee for application to repay amounts due in respect of such Old Notes upon the maturity or redemption of such Old Notes.”

“‘New Notes’ means a series of senior unsecured notes of the Borrower to be issued for the purpose, among other things, of refinancing Old Notes.”

“‘Old Notes’ means the principal amount of any outstanding notes or debentures of the Borrower that shall have been specified in a written notice to the Administrative Agent by a Responsible Officer of the Borrower as being “Old Notes” for purposes of a refinancing with New Notes that are anticipated to be issued not more than 30 days after the delivery of such notice.”

“‘Old Notes Trustee’ means, with respect to any Old Notes, the trustee under the indenture governing such Old Notes.”

(h) Section 1.01 of the Credit Agreement is amended to add in the appropriate alphabetical location the following definition:

4

“‘Permitted Convertible Notes Transactions’ means the convertible note hedge transactions entered into in connection with the closing in September 2008 of the Borrower’s issuance of approximately $450,000,000 principal amount of its Convertible Senior Notes due 2013.”

(i) The definition of “Permitted Disposition” in Section 1.01 of the Credit Agreement is replaced with the following definition:

“‘Permitted Disposition’ means any sale, transfer or other disposition (except as otherwise permitted under Section 7.07) made by the Borrower or any of its Subsidiaries of any of its assets; provided that (i) the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance on Section 7.07(d) after the Amendment Effective Date shall not exceed $500,000,000 during the term of this Agreement, (ii) the aggregate fair market value of all such assets referred to in clause (i) that are sold, transferred or otherwise disposed of in connection with a sale-leaseback under (1) clause (a) of Section 7.03 shall not exceed $250,000,000 during the term of this Agreement and (2) clause (b) of Section 7.03 shall not exceed $150,000,000 during the term of this Agreement, and (iii) all sales, transfers and other dispositions made in reliance on this clause shall be made for fair value.”

(j) Section 1.01 of the Credit Agreement is amended to add in the appropriate alphabetical location the following definition:

“‘Permitted Lakeside Disposition’ means the disposition of the packing, feedyard and fertilizer assets of Lakeside Farm Industries Ltd and its subsidiaries, Lakeside Feeders ULC and Lakeside Feeders Partnership, to XL Foods Inc. for total consideration of not less than C$107,000,000 of which not less than C$57,000,000 shall be paid in cash upon the consummation of the disposition.”

(k) Clause (c) of the definition of “Priority Debt” in Section 1.01 of the Credit Agreement is amended to insert at the end thereof before the reference to “and” the phrase “(less, at any time, the aggregate amount of the Term-out Period Advances to the extent matched by the aggregate amount of the Term-out Period Accounts (each as defined under the Receivables Facility)).

(l) The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is replaced with the following definition:

“‘Subsidiary’ means, with respect to any Person (the “parent”), any other Person of which equity interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are at

5

the time owned by the parent, directly or indirectly through one or more Subsidiaries.”

(m) Section 2.06(b) of the Credit Agreement is amended by inserting immediately following the phrase “in excess thereof” the phrase “(other than any reduction of the Aggregate Commitments that is made as a condition to the consummation of a sale leaseback transaction under the further proviso to Section 7.03 or as a condition to a prepayment made under clause (vii) of the second paragraph of Section 7.04, which may be in the amount of such sale leaseback or such prepayment)”.

(n) Clause (b) of Section 7.02 of the Credit Agreement is amended by replacing the phrase “and (B)” with the phrase “, (B)” and inserting at the end of the end of such clause the phrase “and (C) such Indebtedness shall not constitute an obligation of any Subsidiary Guarantor that shall not have been an obligor in respect of the original Indebtedness, and, in each case in which a Subsidiary Guarantor was an obligor in respect of the original Indebtedness, shall constitute an obligation of such Subsidiary Guarantor only to the extent of its obligations in respect of such original Indebtedness”.

(o) Section 7.03 of the Credit Agreement is amended by (i) deleting the phrase “capital leases entered into by the Borrower or any of its Subsidiaries after the Effective Date in connection with sale-leaseback transactions” and inserting in its place the phrase “(a) capital leases entered into by the Borrower or any of its Subsidiaries after the Effective Date in connection with sale-leaseback transactions that are subject to the limits of clause (ii) of the definition of Permitted Dispositions or (b) operating leases entered into by the Borrower or any of its Subsidiaries after the Effective Date in connection with sale-leaseback transactions” and (ii) inserting at the end of Section 7.03 the following phrase “; and provided further that the Borrower or any of its Subsidiaries may enter into capital leases after the Effective Date in connection with sale-leaseback transactions in addition to those contemplated under clause (a) above if the Borrower shall in the case of each such sale-leaseback transaction deliver to the Administrative Agent prior written notice of such transaction and the aggregate fair market value of all the assets subject thereto that are in excess of the limits of clause (ii) of the definition of Permitted Dispositions and shall reduce the Aggregate Commitments pursuant to Section 2.06(b) in an aggregate amount equal to the amount of such excess effective upon the closing of such sale-leaseback transaction”.

(p) Section 7.04 of the Credit Agreement is amended by adding the following sentence at the end of the first paragraph thereof:

“Notwithstanding the foregoing, this Section 7.04 shall not prohibit any Restricted Payment made in respect of a Permitted Convertible Notes Transaction.”

6

and by inserting the following additional paragraph at the end thereof:

“None of the Borrower and the Subsidiaries will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except (i) payments of Indebtedness created under the Loan Documents; (ii) regularly scheduled interest and principal payments (and payments made in respect of conversions of convertible notes made in connection with the satisfaction of pricing triggers in respect of the common stock of the Borrower or in respect of the relationship between the pricing of such common stock and the pricing of such convertible notes) as and when due in respect of any Indebtedness, other than payments in respect of subordinated Indebtedness prohibited by the subordination provisions thereof; (iii) refinancings of Indebtedness to the extent permitted by Section 7.02; (iv) payments of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the assets securing such Indebtedness in transactions permitted hereunder; (v) prepayments of Indebtedness having a stated maturity that is prior to the Maturity Date; (vi) prepayments of other Indebtedness in an aggregate principal amount for all Indebtedness prepaid in reliance on this clause (vi) not to exceed $250,000,000, and (vii) prepayments of other Indebtedness in an aggregate principal amount at the time of such prepayment equal to the amount of Aggregate Commitments that are reduced pursuant to Section 2.06(b) on the date of such prepayment.”

(q) Section 7.05 of the Credit Agreement is amended by deleting the word “and” at the end of paragraph (c) thereof, replacing the period at the end of paragraph (d) thereof with a semicolon and adding at the end thereof the following paragraphs:

“(e) the Borrower and its Subsidiaries may consummate the Permitted Lakeside Disposition; and

“(f) any Subsidiary may sell all or substantially all its assets provided that such transaction is permitted under Section 7.07.”

(r) Section 7.06 of the Credit Agreement is amended by deleting the word “and” at the end of paragraph (e) thereof, replacing the period at the end of paragraph (f) thereof with a semicolon and adding at the end thereof the following paragraphs:

7

“(g) investments received as consideration in the Permitted Lakeside Disposition; and

“(h) investments arising in respect of Permitted Convertible Notes Transactions.”

(s) Section 7.07 of the Credit Agreement is amended by deleting the word “and” at the end of paragraph (g) thereof, replacing the period at the end of paragraph (h) thereof with the phrase “; and” and adding at the end thereof the following paragraph:

“(i) the Permitted Lakeside Disposition.”

(t) Section 7.13 of the Credit Agreement is amended to read in its entirety as follows:

“SECTION 7.13. Leverage Ratio. The Borrower shall not permit the Leverage Ratio (a) at any time prior to December 31, 2009, to exceed 3.90:1.00 or (b) at any time on or after December 31, 2009, to exceed 3.75:1.00.”

SECTION 2. Additional Amendments to the Credit Agreement Relating to the Establishment of the Collateral and Guarantee Requirement.

(a) Section 1.01 of the Credit Agreement is amended to delete the definitions of “Guarantee Agreement” and “Subsidiary Guarantee Agreement”(with each reference in the Credit Agreement to “Guarantee Agreement” being replaced with a reference to “Collateral Agreement”, each reference to “Subsidiary Guarantee Agreement” being deleted and Exhibit 1.01 being deleted) and to add in the appropriate alphabetical locations the following definitions (which shall replace the existing definitions in each case in which there is a definition with the same name):

“Amendment Effective Date” means the date upon which the fifth amendment to this Agreement became effective.

“Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations.

“Collateral Agreement” means the Guarantee and Collateral Agreement among the Borrower, the other Loan Parties, the Trademark Owners and the Administrative Agent, providing for guarantees by TFM and the New Guarantors, the granting of Liens on the inventory of TFM and the New Guarantors and the granting of Liens on the trademarks of the Trademark Owners and in a form prepared by the Administrative

8

Agent and reasonably acceptable to the Borrower, together with all supplements thereto.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent shall have received from the Borrower, TFM and each New Guarantor either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Person or (ii) in the case of any Person that becomes a New Guarantor after the Amendment Effective Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, in each case together with documents and opinions of the type referred to in paragraphs (b), (c) and (d) of Section 5.01 with respect to such New Guarantor, the Collateral Agreement and the obligations and the grant of security interests thereunder in form and scope satisfactory to the Administrative Agent;

(b) all documents and instruments, including Uniform Commercial Code financing statements, required by applicable law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording;

(c) each Loan Party and Trademark Owner shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of legal opinions or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary (including extensions beyond the 30th day after the Amendment Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. If the Administrative Agent shall have granted any such extensions of time during the 30 day period following the Amendment Effective Date, the

9

Administrative Agent shall within 5 Business Days after the 30th day after the Amendment Effective Date advise the Lenders of the requirements for which such extensions have been granted that remain unsatisfied.

“IP Security Agreements” has the meaning assigned to such term in the Collateral Agreement.

“Loan Documents” means this Agreement, the Collateral Agreement and the other Security Documents, the Letters of Credit, any promissory notes delivered pursuant to this Agreement, the Notices of Borrowing, the Notices of Conversion/Continuation and the Competitive Bid Requests.

“Loan Parties” means the Borrower, TFM and each other Subsidiary Guarantor.

“New Guarantor” means each of Tyson Chicken, Inc., Tyson Farms, Inc., Tyson Poultry, Inc., Tyson Deli, Inc., Tyson Prepared Food, Inc., Tyson Refrigerated Processed Meats, Inc. and Tyson Sales & Distribution, Inc.

“Secured Obligations” has the meaning set forth in the Collateral Agreement.

“Secured Parties” has the meaning set forth in the Collateral Agreement.

“Security Documents” means the Collateral Agreement, the IP Security Agreements and each other security agreement or other instrument or document executed and delivered pursuant to Section 6.14 to secure any of the Secured Obligations.

“Subsidiary Guarantor” means TFM and the New Guarantors.

“Trademark Owners” means the Borrower and each domestic Subsidiary that owns a trademark.

(b) The Credit Agreement is amended to add each of the following covenants in the appropriate numerical location:

SECTION 4.17. Collateral Matters. (a) The Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral (as defined therein), and when financing statements in appropriate form are filed in the applicable filing offices the security interest created under

10

the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties and Trademark Owners in the Collateral (as defined therein) to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 7.02(b) or other Liens that do not secure Indebtedness and are permitted by Section 7.02.

(b) Upon the recordation of the IP Security Agreements with the United States Patent and Trademark Office and the filing of the financing statements referred to in paragraph (a) of this Section, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Trademark Owners in the Intellectual Property (as defined in the Collateral Agreement) in which a security interest may be perfected by filing in the United States of America, in each case prior and superior in right to any other Person, except for rights secured by Liens permitted by Section 7.02(b) or other Liens that do not secure Indebtedness and are permitted by Section 7.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Trademark Owners after the Effective Date).

(c) Each Security Document, other than any Security Document referred to in paragraphs (a) and (b) above, upon execution and delivery thereof by the parties thereto and the making of the filings and taking of the other actions provided for therein, will be effective under applicable law to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid and enforceable security interest in the Collateral subject thereto, and will constitute a fully perfected security interest in all right, title and interest of the Loan Parties and Trademark Owners in the Collateral subject thereto, prior and superior to the rights of any other Person, except for rights secured by Liens permitted by Section 7.02(b) or other Liens that do not secure Indebtedness and are permitted by Section 7.02. The Borrower will furnish to the Administrative Agent within 90 days after the end of each fiscal year of the Borrower, a certificate of a Financial Officer or other executive officer of the Borrower setting forth all Intellectual Property owned by any Loan Party (A) if so owned or filed by a Trademark Owner as of the effective date of the Collateral Agreement would have been required to be set forth on the applicable schedule to the Collateral Agreement pursuant to the terms of such agreement and (B) have not been set forth on a certificate previously delivered pursuant to this clause.

11

SECTION 6.13. Information Regarding Collateral. The Borrower will furnish to the Administrative Agent prompt written notice of any change (i) in the legal name of any Subsidiary Guarantor or Trademark Owner, as set forth in its organizational documents, (ii) in the jurisdiction of organization or the form of organization of any Subsidiary Guarantor or Trademark Owner (including as a result of any merger or consolidation), (iii) in the location of the chief executive office of any Subsidiary Guarantor or Trademark Owner or (iv) in the organizational identification number, if any, or, with respect to any Subsidiary Guarantor or Trademark Owner organized under the laws of a jurisdiction that requires such information to be set forth on the face of a Uniform Commercial Code financing statement, the Federal Taxpayer Identification Number of such Loan Party or Trademark Owner. No later than 10 Business Days after any change referred to in the preceding sentence, the Borrower shall confirm to the Administrative Agent (and, as and when available, provide any information reasonably requested by the Administrative Agent) that all filings have been made under the Uniform Commercial Code (or that the Borrower has provided to the Administrative Agent all information required or reasonably requested by the Administrative Agent in order for it to make such filings), and all other actions have been taken, that are required so that such change will not at any time adversely affect the validity, perfection or priority of any Lien on any of the Collateral.

SECTION 6.14. Collateral and Guarantee Requirement; Further Assurances. The Borrower, each other Loan Party and the Trademark Owners will satisfy the Collateral and Guarantee requirement on or prior to the day that is 30 days after the Amendment Effective Date. The Borrower, each other Loan Party and each Trademark Owner will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times or otherwise to effectuate the provisions of the Loan Documents, all at the expense of the Loan Parties and Trademark Owners. The Borrower will provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

SECTION 7.18. New Guarantors. Notwithstanding anything contained in this Agreement to the contrary:

(a) the Borrower shall not permit any New Guarantor after the Amendment Effective Date to create, incur or assume any

12

Indebtedness (other than Indebtedness to another New Guarantor and other than Indebtedness described in Sections 7.02(a), (b), (d) and (e)), if after giving effect to such creation, incurrence or assumption the aggregate outstanding amount of all such Indebtedness of New Guarantors created, incurred or assumed after the Amendment Effective Date and outstanding at the time of such creation, incurrence or assumption would exceed $20,000,000;

(b) the Borrower shall not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any equity interest of or in TFM or any New Guarantor;

(c) no Permitted Disposition shall include any Collateral or (except for Permitted Dispositions consummated after the Amendment Effective Date in which the aggregate fair market value of all the assets sold, transferred or otherwise disposed of shall not exceed $25,000,000 during the term of this Agreement) any other asset of any New Guarantor;

(d) the Borrower shall not, and shall not permit any Subsidiary to, engage in any transaction involving a New Guarantor, other than ordinary course transactions consistent with past practice, pursuant to which such New Guarantor creates, incurs or assumes a liability to the Borrower or any Subsidiary other than a New Guarantor, or pursuant to which such New Guarantor sells, assigns, disposes or otherwise transfers (including by way of the making of an investment, any sale-leaseback transaction or any merger, consolidation, dissolution or other organizational transaction) any of its assets to the Borrower or any Subsidiary that is not a New Guarantor;

(e) the Borrower shall not, and shall not permit any Subsidiary to, cause or permit the businesses conducted as of the Amendment Effective Date by the New Guarantors to be conducted by any Person other than the New Guarantors or the businesses conducted as of the Amendment Effective Date by TFM to be conducted by any Person other than TFM or the New Guarantors, in each case except as consistent with its practices during the fiscal period ending June 28, 2008, and, in each case will, among other things, purchase and process inventory through TFM and the New Guarantors in a manner consistent with its practices during the fiscal period ending June 28, 2008; and

13

(f) the Borrower shall not after the Amendment Effective Date permit TFM to create or incur any guarantee of Indebtedness of the Borrower (other than Indebtedness incurred under the Loan Documents).

SECTION 10.02A. Amendments Relating to the Collateral and Guarantee Requirement. Notwithstanding the provisions of Section 10.02, no amendment, waiver or consent of this Agreement or of any other Loan Document shall (a) release any Subsidiary Guarantor from its obligations under the Collateral Agreement (other than in accordance with the terms of the Collateral Agreement), without the written consent of each Lender; or (b) release all or substantially all the Collateral from the Liens of the Security Documents (other than in accordance with their respective terms), without the written consent of each Lender.

SECTION 10.18. Release of Liens and Guarantees. A Subsidiary Guarantor shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Guarantor shall be automatically released (i) in accordance with the terms of the Collateral Agreement and (ii) upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary; provided that, if so required by this Agreement, the Majority Lenders shall have consented to such transaction and the terms of such consent shall not have provided otherwise. Upon any sale or other transfer by any Loan Party or Trademark Owner (other than to the Borrower or any other Subsidiary) of any Collateral in a transaction permitted under this Agreement, or upon the effectiveness of any written consent to the release of the security interest created under any Security Document in any Collateral pursuant to Section 10.02, the security interests in such Collateral created by the Security Documents shall be automatically released. In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Loan Party or Trademark Owner, at such Loan Party’s or Trademark Owner’s expense, all documents and take all such actions that such Loan Party or Trademark Owner shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 10.19. Intercreditor Agreement. The Lenders hereby authorize and direct the Administrative Agent to enter into an appropriate intercreditor agreement with the agent under the Receivables Facility under which proceeds of the Collateral are released from the Liens of the Loan Documents upon being sold into the Receivables Facility.

14

(c) Section 8.01 of the Credit Agreement is amended to (1) replace the reference to “the Borrower” in paragraph (b) thereof with a reference to “any Loan Party”, (2) replace the first reference to “The Borrower” in paragraph (d) thereof with a reference to “Any Loan Party”, and (3) delete the word “or” at the end of paragraph (j) thereof, to delete paragraph (k) thereof and to insert in its place the following:

(k) Collateral Agreement. At any time after the delivery of the Collateral Agreement, the Collateral Agreement shall not for any reason be, or shall be asserted by the Borrower or any Subsidiary Guarantor not to be, in full force and effect and enforceable against the Subsidiary Guarantors in all material respects in accordance with its terms; or

(l) Security Documents. Any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party or Trademark Owner not to be, a valid and perfected Lien on any material Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale, transfer or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent’s failure to maintain possession of any stock certificate, promissory note or other instrument delivered to it under the Collateral Agreement.

(d) Exhibit 6.09 (Form of Compliance Certificate) is hereby amended to delete the “and” immediately preceding clause (c) of the second paragraph thereof, to replace the period at the end of such subclause (c) with the phrase “; and” and to insert immediately thereafter the following new subclause (d):

“(d) on the Computation Date, the aggregate book value of the inventory owned by the Subsidiary Guarantors was approximately (and in any event not less than) $_____________________.”

SECTION 3. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof; and

15

(c) no Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall be satisfied:

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

(b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to this Amendment, all in a form and substance satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the Amendment Fee referred to in Section 5 below and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, any prior Amendment to the Credit Agreement or this Amendment.

(d) The Borrower shall have received gross proceeds of not less than $500,000,000 from issuances of common stock and convertible notes after September 4, 2008.

(e) All loans under The Three-Year Term Loan Agreement shall have been repaid in full and The Three-Year Term Loan Agreement shall have been terminated.

SECTION 5. Amendment Fee. The Borrower agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 5:00 p.m., EST, on September 9, 2008, an amendment fee (the “Amendment Fee”) in an amount separately agreed with each Lender. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified

16

and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,
by:/s/ Ted Jones
Name: Ted Jones
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by:/s/ Linda A Carper
Name: Linda A Carper Title: Executive Director

18

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Services of the Mountain Plains, PCA

by: /s/ Alan L Feit
Name: Alan L Feit
Title: Sr V.P.

19

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: FCS FINANCIAL, PCA, formerly known as FARM CREDIT SERVICES OF MISSOURI, PCA by: /s/ Laura Roessler
Name: Laura Roessler
Title: Senior Lending Officer

20

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Bank of Texas As Voting Participant of CoBank, ACB

by: /s/ Chris M. Levine
Name: Chris M. Levine
Title: Vice President

21

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Services of Mid-America

by: /s/ Tom Biggs
Name: Tom Biggs
Title: VP - Agribusiness

22

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Services of America, PCA

by: /s/ Bruce P. Rouse
Name: Bruce P. Rouse
Title: Vice President

23

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: E. Sun Commercial Bank, Ltd., Los Angeles Branch

by: /s/ Benjamin Lin
Name: Benjamin Lin
Title: EVP & General Manager

24

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch

by: /s/ Richard J. Beard
Name: Richard J. Beard
Title: Executive Director

by: /s/ Rebecca Morrow
Name: Rebecca Morrow
Title: Executive Director

25

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BNP Paribus

by: /s/ Curtis Price
Name: Curtice Price
Title: Managing Director

by: /s/ Michael Pearce
Name: Michael Pearce
Title: Director

26

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BARCLAYS BANK PLC

by: /s/ Nicholas A. Bell
Name: Nicholas A. Bell
Title: Director

27

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: THE BANK OF NOVIA SCOTIA

by: /s/ Paula J. Czach
Name: Paula J. Czach
Title: Director

28

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of Communications Co., Ltd., New York Branch

by: /s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

29

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of China, New York Branch

by: /s/ Xiaojing Li
Name: Xiaojing Li
Title: General Manager

30

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of America, N.A.

by: /s/ William F. Sweeney
Name: William F. Sweeney
Title: Senior Vice President

31

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AGFIRST FARM CREDIT BANK, as Voting Participant

by: /s/ Steven J. O’Shea
Name: Steven J. O’Shea
Title: Vice President

32

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MORGAN STANLEY BANK

by: /s/ Daniel Twenge
Name: Daniel Twenge
Title: Authorized Signatory

33

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MERRILL LYNCH BANK USA

by: /s/ Louis Alder
Name: Louis Alder
Title: First Vice President

34

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: ING CAPITAL LLC

by: /s/ Lina A. Garcia
Name: Lina A. Garcia
Title: Vice President

35

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: HSBC BANK USA, NATIONAL ASSOCIATION

by: /s/ Robert J. Devir
Name: Robert J. Devir
Title: Managing Director

36

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. AgBank, FCB, as disclosed agent

by: /s/ Greg E. Somerhalder
Name: Greg E. Somerhalder
Title: Vice President

37

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: United FCS, PCA (f/k/a Farm Credit Services of Minnesota Valley, PCA) dba FCS Commercial Finance Group

by: /s/ Daniel J. Best
Name: Daniel J. Best
Title: Asst. Vice President

38

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Tokyo-Mitsubishia UFJ, Ltd

by: /s/ D. Barnell
Name: D. Barnell
Title: V.P & Manager

39

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: SUNTRUST BANK

by: /s/ M. Gabe Bonfield
Name: M. Gabe Bonfield
Title: Vice President

40

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: SUMITOMO MITSUI BANKING CORPORATION

by: /s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: General Manager

41

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Wachovia Bank, N.A.

by: /s/ Beth Rue
Name: Beth Rue
Title: Vice President

42

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Citibank, N.A.

by: /s/ William E Clark
Name: William E Clark
Title: Managing Director
Citibank, N.A.

43

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Greenstone Farm Credit Services, ACA/FLCA

by: /s/ Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: VP/Managing Director

44

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Mizuho Corporate Bank, Ltd.

by: /s/ Robert Gallagher
Name: Robert Gallagher
Title: Senior Vice President

45

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: CoBank, ACB

by: /s/ James Matzat
Name: James Matzat
Title: Vice President

46

SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF SEPTEMBER 10, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AgStar Financial Services

by: /s/ Donald G. Lindeman
Name: Donald G. Lindeman
Title: VP Capital Markets